November 24, 2014

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

RE:	Air Products and Chemicals, Inc. (the “Company”)
Annual Report on Form 10-K - File No. 1-4534

Ladies and Gentlemen:

Filed herewith, on behalf of Air Products and Chemicals, Inc., is the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

The Company adopted new authoritative accounting guidance during fiscal year 2014, the impacts of which are discussed in Note 2 of the financial statements. Other than this new authoritative accounting guidance, no material changes in accounting principles or practices or the methods of applying such principles or practices have been made from the preceding year.

Sincerely,

/s/ Mary T. Afflerbach
Mary T. Afflerbach
Corporate Secretary and Chief Governance Officer

Enclosure